SEE LEGENDS ON THE REVERSE SIDE OF THIS CERTIFICATE
                       Incorporated Under The Laws Of The
                                State Of Delaware

         ----------------                               ----------------
              Number                                         Shares
              ------                                         ------

              A-___                                          -_____-
        -----------------                               ----------------

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                             PYR ENERGY CORPORATION

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                    $.001 Par Value Series A Preferred Stock,
                            25,000 Shares Authorized
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          THIS  CERTIFIES  THAT  _____________________  is  the  registered holder of ________________ Shares of the $.001 par value Series A Preferred Stock of

                             PYR ENERGY CORPORATION

     fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

          IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed as of this ___ day of _______, A.D. 1999.

     ------------------------------         -------------------------------
     Andrew P. Calerich, Secretary          D. Scott Singdahlsen, President

          THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND ARE 'RESTRICTED SECURITIES' AS THAT TERM IS DEFINED IN RULE 144 UNDER THE U.S. SECURITIES ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT.


     For Value Received, ______________ hereby sell, assign and transfer unto _________________ _______________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney _______________ to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated _______________ 19 _____


                                   ---------------------------------------------
                                   Signature

                                   [NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.]

In presence of

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